United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
February 8, 2006

Fidelity National Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

1-9396
(Commission File Number)

Delaware	86-0498599
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 8, 2006, Fidelity National Financial, Inc. issued an earnings release announcing its financial results for the three months and twelve months ended December 31, 2005. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

A copy of the earnings release is attached as Exhibit 99.1.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(a) On February 8, 2006, the Board of Directors of Fidelity National Financial, Inc., a Delaware corporation (“ FNF ”) elected Richard N. Massey to serve on its Board of Directors, effective immediately. Mr. Massey was not elected to any committees of the Board of Directors. A copy of the press release announcing Mr. Massey’s election is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Mr. Massey is Executive Vice President, General Counsel and Corporate Secretary of Alltel Corporation. Prior to joining Alltel in December 2005, Mr. Massey served as a managing director of Stephens, Inc. since 2000. Stephens, Inc. was engaged by the Company during 2005 to provide financial advisory services in connection with several transactions undertaken by the Company. The amount of fees paid by the Company for those services was $3,773,730.32 in 2005.
(b) On February 8, 2006, the Board of Directors of FNF appointed Brent B. Bickett, the Company’s Executive Vice President, Corporate Finance, to serve as the President of the Company and Alan L. Stinson, the Company’s Executive Vice President and Chief Financial Officer, to serve as the Chief Operating Officer of the Company. Mr. Stinson will continue to serve as the Chief Financial Officer of the Company. Biographical and other information required to be reported concerning Messrs. Bickett and Stinson are incorporated herein by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2005.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99.1	Press release announcing Fidelity National Financial, Inc. Reports Fourth Quarter 2005 EPS of $0.64 or $1.20 Before the Tax Impact of the FNT Distribution.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date: February 14, 2006	By:	/s/ Alan L. Stinson
Name: Alan L. Stinson Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release announcing Fidelity National Financial, Inc. Reports Fourth Quarter 2005 EPS of $0.64 or $1.20 Before the Tax Impact of the FNT Distribution.